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         S E C U R I T I E S  A N D  E X C H A N G E  C O M M I S S I O N

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


COMMISSION FILE NO.  0-18866                   DATE OF REPORT: JUNE 19, 2000
                                               (Date of earliest reported event)


                       FIRST NATIONAL ENTERTAINMENT CORP.
        (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)


           COLORADO                                         93-1004651
-------------------------------                             ----------
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


              6516 WEST NORTH AVENUE, SUITE 200, CHICAGO, IL 60707
              ----------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 237-7460
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)






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Item 4 - Changes in Registrant's Certifying Accountant


On June 14, 2000, Crowe, Chizek and Company LLP ("Crowe Chizek") resigned as independent certified public accountants of the Registrant.

Crowe Chizek performed audits of the financial statements for the two years ended December 31, 1999 and 1998. The 1998 report did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The 1999 report contained an explanatory paragraph which stated that the Company's financial statements were prepared assuming the Company will continue as a going concern and that the Company has suffered losses from operations and a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. The financial statements did not include any adjustments that might result from the outcome of this uncertainty. Management's plan in regards to these matters were discussed in Note 2 to the Company's financial statements. The 1999 report also contained an explanatory paragraph stating that the Company receives significant financial support from one of its shareholders and the Company is dependent upon the continuance of such financial support.

During the two years ended December 31, 1999 and from December 31, 1998 through the effective date of the Crowe Chizek resignation, there have been no disagreements between the Registrant and Crowe Chizek on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements would have caused Crowe Chizek to make reference to the subject matter of such disagreements in connection with the resignation of Crowe Chizek.

During the two years ended December 31, 1999, and from December 31, 1999 until the effective date of the resignation of Crowe Chizek, Crowe Chizek did not advise the Registrant of any of the following matters.

     1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

     2. That information had come to Crowe Chizek's attention that had lead it to no longer be able to rely on management's representations, or that had made unwilling to be associated with the financial statements prepared by management.

     3. That there was a need to expand significantly the scope of the audit of the Registrant, or that information had come to Crowe Chizek's attention that if further investigated (I) may materially impact the fairness or reliability of either a previously issued audit report of underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an




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          unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Registrant's financial statements and that, due to its dismissal, Crowe Chizek did not so expand the scope of its audit or conduct such further investigation;

     4. That information had come to Crowe Chizek's attention that it had concluded materially impacted the fairness or reliability of either
          (I) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

Crowe Chizek has furnished a letter to the SEC dated June 19, 2000 stating that it agrees with the above statements, and it is attached hereto as Exhibit 1.


Item 7.  Financial Statements and Exhibits

(a) Exhibits
    1.  Letter of Crowe Chizek and Company LLP dated June 19, 2000.



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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         First National Entertainment Corp.
                                         ---------------------------------
                                         Registrant


June 19, 2000                             /s/ Charles E. Nootens
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Date                                     Signature

                                         Charles E. Nootens
                                         Chairman